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                                   EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Amendment No. 5 to Registration Statement No. 33-62395 on Form S-3 and Registration Statement No. 33-62344 on Form S-8 of Vornado Realty Trust of our report dated March 7, 1996, appearing in this Annual Report on Form 10-K of Vornado Realty Trust for the year ended December 31, 1995.





Parsippany, New Jersey
March 22, 1996